SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                           Dollar General Corporation
               (Exact Name of Registrant as Specified in Charter)
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      Tennessee                          001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                            Identification No.)


                     100 Mission Ridge
                 Goodlettsville, Tennessee                         37072
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         (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER MATTERS

On April 30, 2001, Dollar General Corporation (the "Company") issued a news release with regard to matters associated with its expectation to restate its audited financial statements for fiscal years 1998 and 1999, as well as to restate its unaudited financial information for the fiscal year 2000 as previously released. A copy of the news release is attached hereto and is incorporated herein by reference as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    The following exhibit is filed herewith:

      99.1  News release dated April 30, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DOLLAR GENERAL CORPORATION
                                                  (Registrant)



April 30, 2001                                  By: /s/ Larry K. Wilcher
                                                    --------------------
                                                    Larry K. Wilcher
                                                    General Counsel &
                                                    Corporate Secretary

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Exhibit Index
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Exhibit No.   Item

99.1 Dollar General Corporation expects to restate earnings; maintains current year guidance dated April 30, 2001.

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